UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 16, 2007

eHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2007, Robert L. Fahlman, senior vice president, carrier relations of eHealth, Inc. (the “Company”) and chief operating officer of the Company’s customer care center operations for its individual and family product line, resigned from his office to pursue a chief executive officer position at another company. Mr. Fahlman will remain employed with the Company through June 6, 2007 to assist with transition matters. Mr. Bruce A. Telkamp, senior vice president, business development and marketing, general counsel and secretary of the Company, will assume Mr. Fahlman’s responsibilities and will become executive vice president of business operations of the Company.

The board of directors of the Company appointed Mr. Telkamp, age 39, as executive vice president of business operations of the Company on May 22, 2007. He will continue to serve as the Company’s senior vice president, business development and marketing, a position he has held since February 2004, and as general counsel and secretary, positions he has held since May 2000. Previously, Mr. Telkamp was the vice president of business development and general counsel of MetaCreations Corporation. Prior to MetaCreations, Mr. Telkamp was an attorney with the law firm of Wilson Sonsini Goodrich & Rosati, P.C. in Palo Alto, California. Mr. Telkamp holds a B.A. degree in economics with honors from the University of California, Los Angeles and a J.D. degree with honors from the University of California, Hastings.

The board of directors of the company also appointed Dr. Sheldon Wang, age 47, as executive vice president of technology on May 22, 2007. He will continue to serve as the Company’s chief technology officer, a position he has held since August 1999. Dr. Wang also serves as president and chief executive officer of the Company’s subsidiary eHealth China, Inc. Previously, Dr. Wang was senior vice president of research and development at Eclipsys Corporation, formerly known as HealthVISION, a provider of integrated healthcare enterprise information-technology solutions. Dr. Wang holds a B.S. degree in physics from the Fuzhou University in China, an M.S. degree in physics from Idaho State University and a Ph.D. in medical informatics from the University of Utah.

Item 8.01 Other Events

On May 22, 2007, the Company issued a press release announcing Mr. Fahlman’s resignation, Mr. Telkamp’s appointment as executive vice president of business operations of the Company, Dr. Wang’s appointment as executive vice president of technology and certain changes in the responsibilities of executive management. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release by the Company on May 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

	By:	/s/ Gary L. Lauer

Gary L. Lauer Chief Executive Officer and Chairman of the Board of Directors
Dated: May 22, 2007